UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2021

P10, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40937	87-2908160
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue, Suite 1600

Dallas, Texas 75205

(Address of principal executive offices and Zip Code)

(214) 865-7998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	PX	New York Stock Exchange LLC
Series A Junior Participating Preferred Stock Purchase Rights		New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01. Other Events.

As previously reported, P10, Inc. (the “Company”), entered into an underwriting agreement, dated as of October 20, 2021 (the “Underwriting Agreement”), with Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Barclays Capital Inc., as representatives of the several underwriters (the “Underwriters”), pursuant to which the Company and certain selling stockholders agreed to sell to the Underwriters 20,000,000 shares of the Company’s Class A common stock (“Common Stock”) in connection with the Company’s previously announced offering (the “Offering”), at a price of $12.00 per share, less underwriting discounts and commissions. The Underwriting Agreement granted the Underwriters an over-allotment option (the “Over-Allotment Option”) for a period of 30 days to purchase up to an additional 3,000,000 shares of Common Stock from certain selling stockholders of the Company.

On November 18, 2021, the Underwriters exercised the Over-Allotment Option in full to purchase 3,000,000 shares of Common Stock at $12.00 per share, less underwriting discounts and commissions (the “Over-Allotment Exercise”) from the selling stockholders. The Company did not receive any proceeds from the sale of Common Stock pursuant to the Over-Allotment Exercise.

The Offering was made pursuant to the Company’s effective registration statement on Form S-1 (Registration Statement No. File No. 333-259823), filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 27, 2021. The Offering was described in the Company’s final prospectus dated October 20, 2021.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares nor shall there be any offer, solicitation or sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of P10, Inc., dated November 19, 2021

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P10, INC.

Date: November 22, 2021	By:	/s/ Amanda Coussens
Amanda Coussens
Chief Financial Officer